United States
Securities and Exchange Commission
WASHINGTON, D.C. 20549

FORM 8-K/A/3

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 25, 2005	000-31267
Date of Report (Date of earliest event reported)	Commission File Number

IWT TESORO CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	91-2048019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

191 Post Road West, Suite 10, Westport, CT  06880
(Address of Principal Executive Offices) (Zip Code)

(203) 271-2770
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4(  c))

Item 1.01  Entry into a Material Definitive Agreement

Effective July 18, 2006 (but final signatures and other obligations completed on August 21, 2006),  IWT Tesoro Corporation and Laurus Master Fund, Ltd. entered into an Amended and Restated Securities Purchase  Agreement,  an Amended and Restated $5.0 million Secured Revolving Note, and an Amended and Restated Registration Rights Agreements.  These documents each amended and restated documents initially dated August 25, 2005.

The Amended Securities Purchase Agreement was modified to incorporate the changes described below.  It also updates the representations, warranties and covenants of the parties.

As to the Amended Note, the modifications delete all conversion aspects of the original note.  Additionally,  the interest rate commencing July 21, 2006 and through the term of the Amended Note was increased to Prime plus 8.5%.   Additionally, the $3.0 million minimum borrowing note dated August 25, 2006 is also voided.

The Amended and Restated Registration Rights Agreement now includes all warrants and options granted to Laurus now apply to all securities exercisable or convertible by Laurus.  These include

•                  921,659 shares upon exercise of conversion rights at $2.17 per share pursuant to a $2.0 million secured convertible term note,

•                  511,883 shares upon exercise by Laurus of warrants at $3.15 per share,

•                  460,829 shares upon exercise of warrants at $2.39 per share,

•                  1,170,110 shares upon exercise of outstanding options but which are subject to a one-year lock-up through August 25, 2006,

•                  333,333 shares upon exercise of warrants at $1.12 per share,

•                  221,198 shares of common stock.

It also requires Tesoro to file a registration statement to register the shares described above by August 31, 2006.  We expect, but may not  assurances, that the filing will be made within the prescribed time.

Item 9.01  Financial Statements and Exhibits.

10.39                          Amended and Restated Securities Agreement effective as of July 18, 2006, amending and restating a Securities
         Agreement dated August 25, 2006 as amended from time to time.

10.40                          Amended and Restated $5.0 million Secured Revolving Note effective as of July 18, 2006, amending and restating a $5.0 million revolving note effective August 25, 2005, as amended and restated from time to time.

10.41                          Amended and Restated Registration Rights Agreement effective as of July 18, 2006, amending and restating a registration rights agreement effective August 25, 2005, as amended from time to time and an amended and restated registration rights agreement dated as of May 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2006	IWT TESORO CORPORATION

/s/ Henry J. Boucher, Jr., President
By: Henry J. Boucher, Jr., President